UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2009
EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
1111 Bagby, Sky Lobby 2
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
713-651-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-4.2
EX-4.3

EOG RESOURCES, INC.
Item 1.01 Entry Into a Material Definitive Agreement.
          On May 21, 2009, EOG Resources, Inc. (EOG) closed the sale of $900 million aggregate principal amount of its 5.625% Senior Notes due 2019 (the Notes). The Notes were issued under an indenture, dated as of May 18, 2009 (Indenture), by and between EOG, as issuer, and Wells Fargo Bank, NA, as trustee, and an officers’ certificate, dated May 21, 2009, pursuant to the Indenture setting forth the specific terms of the Notes.
          The offer and sale of the Notes has been registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-159301), dated May 18, 2009, previously filed with the Securities and Exchange Commission.
          The Indenture, the officers’ certificate and the form of global note for the Notes are filed herewith as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits

4.1
Indenture, dated as of May 18, 2009, by and between EOG and Wells Fargo Bank, NA (incorporated by reference to Exhibit 4.9 to EOG’s Registration Statement on Form S-3, Registration No. 333-159301, filed May 18, 2009).

*4.2	Officers’ Certificate Establishing 5.625% Senior Notes due 2019, dated May 21, 2009.

*4.3	Form of Global Note with respect to the 5.625% Senior Notes due 2019 of EOG.

12.1
Statement of Computation of Ratios of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Preferred Stock Dividends (incorporated by reference to Exhibit 12.1 to EOG’s Registration Statement on Form S-3, Registration No. 333-159301, filed May 18, 2009).

*	Exhibits filed herewith

2

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)
Date: May 21, 2009	/s/ TIMOTHY K. DRIGGERS
Timothy K. Driggers
Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

4.1
Indenture, dated as of May 18, 2009, by and between EOG and Wells Fargo Bank, NA (incorporated by reference to Exhibit 4.9 to EOG’s Registration Statement on Form S-3, Registration No. 333-159301, filed May 18, 2009).

*4.2	Officers’ Certificate Establishing 5.625% Senior Notes due 2019, dated May 21, 2009.

*4.3	Form of Global Note with respect to the 5.625% Senior Notes due 2019 of EOG.

12.1
Statement of Computation of Ratios of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Preferred Stock Dividends (incorporated by reference to Exhibit 12.1 to EOG’s Registration Statement on Form S-3, Registration No. 333-159301, filed May 18, 2009).

*	Exhibits filed herewith